UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Act of 1934

Date of Report (Date of earliest event reported):  November 19, 2009

LSI INDUSTRIES INC.
(Exact name of Registrant as specified in its Charter)

Ohio	0-13375	31-0888951
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No. )

10000 Alliance Road, Cincinnati, Ohio	45242
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code                                                                                                           (513) 793-3200

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

At the Annual Meeting of Shareholders of LSI Industries Inc. (“LSI” or the “Company”) held on November 19, 2009 (the "Annual Meeting"), the shareholders of LSI approved an amendment to Section 4.1 of the Company's 2003 Equity Compensation Plan, as Amended and Restated through January 25, 2006  (the “Plan”), which had been proposed by LSI's Board of Directors and disclosed in the Proxy Statement, dated October 2, 2009 sent to the shareholders of LSI. Under amended Section 4.1 the Company has increased the number of shares of Common Stock authorized for issuance from 2,250,000 to 2,800,000.

The 2003 Equity Compensation Plan, as Amended and Restated through November 19, 2009,  is filed with this Current Report on Form 8-K as Exhibit 10.1 and incorporated herein by reference. The foregoing summary of the amendment to the Plan is qualified in its entirety by reference to the specific provisions of the related exhibit filed herewith.

On November 19, 2009 LSI's Board of Directors approved an amendment to the Company’s Nonqualified Deferred Compensation Plan (the “Deferred Compensation Plan”) which provides the committee responsible for administration of the Deferred Compensation Plan the authority to cause the Company to make additional discretionary allocations to certain participants as such committee shall determine.

The amendment is included in Article V of the Amended and Restated Deferred Compensation Plan which is filed with this Current Report on Form 8-K as Exhibit 10.2 and incorporated herein by reference. The foregoing summary of the amendment to the Deferred Compensation Plan is qualified in its entirety by reference to the specific provisions of the related exhibit filed herewith.

Item 5.03.  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the Annual Meeting, the shareholders of LSI also adopted an amendment to Article Fourth of LSI’s Articles of Incorporation which had been proposed by LSI’s Board of Directors.  Under amended Article Fourth LSI increased the number of shares of Common Stock authorized to be outstanding from 30,000,000 to 40,000,000.  The amendment became effective upon its filing with the Ohio Secretary of State.

The text of new Article Fourth included in LSI’s Articles of Incorporation is filed with this Current Report on Form 8-K as Exhibit 3.1 and incorporated herein by reference. The foregoing summary of the amendment to Article Fourth is qualified in its entirety by reference to the specific provisions thereof.

Item 9.01.  Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit No.                      Description

3.1                        Amended Article Fourth of LSI’s Amended and Restated Articles of Incorporation

10.1                      2003 Equity Compensation Plan, as Amended and Restated through November 19, 2009

10.2                      Nonqualified Deferred Compensation Plan, as Amended and Restated November 19, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

LSI INDUSTRIES INC.

By:	/s/ Ronald S. Stowell
Ronald S. Stowell
Vice President, Chief Financial Officer and Treasurer
(Principal Accounting Officer)

November 19, 2009